UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 __________________
Form 8-K
__________________
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	August 5, 2022

First Bancorp
(Exact Name of Registrant as Specified in its Charter)

North Carolina	0-15572	56-1421916
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification Number)

300 SW Broad Street,
Southern Pines,	NC	28387
(Address of Principal Executive Offices)		(Zip Code)

(910) 246-2500
____________________
(Registrant’s telephone number, including area code)

Not Applicable
___________________
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class            Trading symbol            Name of each exchange on which registered:
Common Stock, No Par Value        FBNC                The Nasdaq Global Select Market

Explanatory Note

As previously disclosed in the Current Report on Form 8-K filed by First Bancorp with the Securities and Exchange Commission on October 18, 2021, First Bancorp, the holding company for First Bank, completed its acquisition of Select Bancorp, Inc. (“Select Bancorp”) the holding company for Select Bank & Trust Company (“Select Bank”) on October 15, 2021. As a result, Select Bancorp merged with and into First Bancorp, with First Bancorp as the surviving corporation; and Select Bank merged with and into First Bank, with First Bank as the surviving bank.

First Bancorp’s Registration Statement on Form S-4 included unaudited financial statements of the acquired business, and First Bancorp’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 included audited financial statements for the business combination as of and for the 12 months ended December 31, 2021. Pursuant to Regulation S-X, no additional financial statements of the acquired business were required to be filed and accordingly there was no prescribed time period for doing so; however, First Bancorp has elected to voluntarily file the following supplementary financial statements relative to the acquired business:

a.Financial Statements of Businesses Acquired: Unaudited Financial Statements of Select Bancorp and the related Notes as of and for the nine months ended September 30, 2021 are included as Exhibit 99.1 herein.
b.Pro Forma Financial Information: Pro forma financial information, including the unaudited pro forma condensed consolidated balance sheet as of September 30, 2021 and the unaudited pro forma condensed consolidated statements of income for the nine months ended September 30, 2021 and the year ended December 31, 2020, and the related Notes to the unaudited pro forma combined condensed consolidated financial information are included as Exhibit 99.2 herein.

Item 9.01 – Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
99.1	Unaudited Financial Statements and Notes as of and for the nine month period ended September 30, 2021 of Select Bancorp, Inc.
99.2
Unaudited pro forma condensed consolidated balance sheet as of September 30, 2021 and the unaudited pro forma condensed consolidated statements of income for the nine months ended September 30, 2021 and the year ended December 31, 2020, giving effect to the merger of Select Bancorp, Inc. with and into First Bancorp.

Disclosures About Forward Looking Statements
This report contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995, which statements are inherently subject to risks and uncertainties. Forward-looking statements are statements that include projections, predictions, expectations or beliefs about future events or results or otherwise are not statements of historical fact. Such statements are often characterized by the use of qualifying words (and their derivatives) such as “expect,” “believe,” “estimate,” “plan,” “project,” “anticipate,” or other statements concerning opinions or judgments of First Bancorp and its management about future events. Factors that could influence the accuracy of such forward-looking statements include, but are not limited to, the financial success or changing strategies of First Bancorp’s customers, First Bancorp’s level of success in integrating acquisitions, actions of government regulators, the level of market interest rates, and general economic conditions. For additional information about the factors that could affect the matters discussed in this paragraph, see the “Risk Factors” section of First Bancorp’s most recent annual report on Form 10-K. Forward-looking statements speak only as of the date they are made, and First Bancorp undertakes no obligation to update or revise forward-looking statements.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

First Bancorp

Date:	August 5, 2022	By:	/s/ Richard H. Moore
Richard H. Moore
Chief Executive Officer

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